Exhibit 99.1

SENMIAO TECHNOLOGY LIMITED an innovative and fast growing service provider offering automobile transaction and related services and loan facilitation in China

• This presentation includes statements that are, or may be deemed, "forward - looking statements" under applicable U . S federal security laws . In some cases these forward - looking statements can be identified by the use of forward - looking terminology, including the terms "believes," "estimates," "anticipates," “expects," "plans," “goals,” “intends," "may," "could," "might," "will," "should," "approximately," "potential," or in each case, their negative or other variations thereon or comparable terminology, although not all forward - looking statements contain these words . They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, the markets of online lending and automobile transaction and financing in China . • By their nature, forward - looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and regulatory developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated . Although we believe that we have a reasonable basis for each forward - looking statement contained in this presentation, we caution you that forward - looking statements are not guarantees of future performance and that our actual results of operation, financial condition and liquidity, and the development of the industries in which we operate may differ materially from the forward - looking statements contained in this presentation as a result of, among other factors, the factors referenced in the "Risk Factors" section in our annual report on Form 10 - K for the fiscal year ended March 31 , 2019 and our other reports filed with the Securities and Exchanged Commission ("SEC") . In addition, even if our results of operation, financial conditions and liquidity, and the development of the industries in which we operate are consistent with the forward - looking statements contained in this presentation, they may not be predictive of results or developments in future periods . Any forward - looking statement that we make in this presentation speaks only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation . • This presentation is for informational purposes only and is merely a summary of basic information about us . Because it is a summary, it does not contain all of the information that you should consider if you are considering an investment in our company . Important Information and Disclaimers

TABLE OF CONTENTS 01 Company Overview 02 Business Overview 03 Financial Overview 04 Investment Highlights

Company Overview 01

Corporate Structure Senmiao Technology Limited (the “ Company ” ) is a fast growing service provider of automobile transaction and related services, incorporated in the State of Nevada, U . S . A . on June 8 , 2017 . The common stock of the Company started trading on Nasdaq under the ticker symbol “AIHS” on March 16 , 2018 . The Company received gross proceeds of approximately US $ 13 . 5 million from its initial public offering .

Corporate Structure

Principal Activities The Company operates solely in China, principally in the cities of Chengdu and Changsha . The primary operation of the Company is the Auto Business which provides financial solutions and related services by connecting auto dealers, financial institutions and consumers . The Company’s customers are mostly existing and prospective ride - hailing drivers affiliated with Didi Chuxing Technology Co . , Ltd . (“Didi”), a major transportation network company that operates the largest ride - hailing platform in China . For the three months ended June 30 , 2019 , over 95 % of the Company’s revenue came from the Auto Business . The Company operates an online lending platform in China that facilitates loan transactions between Chinese investors, individuals and SME borrowers . Due to regulatory changes in the online lending industry, the Company has deemphasized its online lending services to focus more on its Auto Business . Online Lending Services Automobile Transaction and Related Services (“Auto Business”)

P 2 P platform commenced operation IPO on Nasdaq Acquisition of the automobile transaction and related services business Signed agreement with Didi and commenced services to online ride - hailing drivers M ay 2014 March 2018 November 2018 October 2018 January 2019 Commenced business in automobile sales Commenced business in automobile financial leasing March 2019 Major Milestones of the Company

Xi Wen • Over 10 years of experience in finance and investment management • President, Secretary and Director of the Company since June 2017 • Chairman since July 2017, and CEO of the Company since August 2018 • Bachelor’s degree in Business and Economics from Manchester Metropolitan University Haitao Liu • Over 25 years of experience in accounting and finance • Former CEO of Shenzhen Qianhai Tuteng Internet Financial Services Co., Ltd. • Senior Accountant • Adjunct Lecturer of SUFE • Master’s degree in EMBA (Finance direction) from SUFE • Bachelor’s degree in Business Administration from Southwest Jiaotong University Xiaoyuan Zhang • 8 years of experience in finance and auditing • Former Senior Auditor and Assurance Manager at Ernst & Young Hua Ming LLP, Chengdu office • Certified Public Accountant in China • Bachelor’s degrees in Accounting and Law from Southwestern University of Finance and Economics (“SUFE”) Jie Gao • Over 15 years of experience in finance and management • Former Executive Director at Guangdong Hu Mao Sheng Tang Fund Management Co., Ltd. • Associate’s degree in Hotel Secretary from Hunan University of Commerce Chunhai Li • Over 10 years of experience in online technology development • Former Director of Research and Development of Beijing Huashengtiancheng Technology Co., Ltd. • Bachelor’s degree in Computer Science from University of Electronic Science and Technology of China General Manager automobile transaction & related services Senior Management Team CEO a nd Chairman CEO online lending services

Xi Wen • Over 10 years of experience in finance and investment management • President, Secretary and Director of the Company since June 2017 • Chairman since July 2017, and CEO of the Company since August 2018 • Bachelor’s degree in Business and Economics from Manchester Metropolitan University Board of Directors Xiaojuan Lin • Director of the Company since July 2017 • Chairman of Compensation Committee and Nominating and Corporate Governance Committee • Member of the Audit Committee • About 20 years of experience in accounting and finance • Certified Public Accountant in China • Bachelor’s degree in Statistics from Hunan Finance University Director Trent Davis • Director of the Company since March 2018 • Member of Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee • Over 15 years of experience in corporate governance and investment management • B.S. in Business and Economics from Linfield College and M.B.A. from University of Portland CEO online lending services Director Sichun Wang • Director of the Company since November 2018 and Chairman of the Audit Committee • Member of Compensation Committee, and Nominating and Corporate Governance Committee • Nearly 10 years of experience in audit and investment management • Certified Public Accountant in China • Bachelor’s degree in accounting with honors from Michigan State University Director Chairman of the Board Jie Gao • Director of the Company since November 2018 • Over 15 years of experience in finance and management • Former Executive Director at Guangdong Hu Mao Sheng Tang Fund Management Co., Ltd. • Associate’s degree in Hotel Secretary from Hunan University of Commerce Director

Business Overview 02

Online Ride - hailing Industry in China The transaction value of China’s online ride - hailing market in 2016 was larger than the rest of the world combined.* **** *Source: http://www.askci.com/news/chanye/20190302/1805061142617.shtml **Source: https://cn.technode.com/post/2019 - 08 - 20/chinas - ride - hailing - industry - has - seen - its - growth - rate - drop - to - 25 - percent - in - 2018 - according - to - a - report - released - by - bain/ ***Source: http://www.sohu.com/a/282374035_585306 ****Source: http://baijiahao.baidu.com/s?id=1640537982114828572&wfr=spider&for=pc **** * Source: http://www.bain.cn/news_info.php?act=show&id=793 T 3 * *** New national travel service platform jointly invested by FAW, Dongfeng, Chang’an, Suning, Tencent and Alibaba 333 million* Number of online ride - hailing users who paid for express and luxe car services in China at the end of 2018 US $ 60 billion * * Estimated transaction value of China‘s online ride - hailing services in 2021 Big automakers announced plans to provide online ride - hailing services FAW, Dongfeng, Chang’an, Volkswagen, Great Wall, Ford, Mercedes - Benz, SAIC and BMW* * *

Number of Passengers Online Ride - hailing Industry in China from 2017 to 2022 Source: http://www.askci.com/news/chanye/20180914/1600501132066_4.shtml http://www.askci.com/news/chanye/20190302/1805061142617.shtml Source: http://www.askci.com/news/chanye/20180914/1600501132066_4.shtml http://mini.eastday.com/mobile/190715104852029.html# Online Ride - hailing Industry in China 2.24 2.87 3.30 1.68 2.36 3.33 0 0.5 1 1.5 2 2.5 3 3.5 2016 2017 2018 Online Ride-hailing: Taxi (in 100 million) Online Ride-hailing: express and luxe (in 100 million) 2,120 2,720 3,212 3,840 4,415 5,036 - 1,000 2,000 3,000 4,000 5,000 6,000 2017 2018 2019E 2020E 2021E 2022E Market Value (in RMB100 million)

Online Ride - hailing Market Development in China Market Penetration of Online Ride - hailing Services First - tier Cities Second - tier Cities Third - tier Cities Fourth - tier Cities Others Source: http://www.askci.com/news/chanye/20180914/1600501132066_4.shtml Source: https://www.jiguang.cn/reports/377 Installation Penetration Rate refers to the ratio of the total number of mobile devices with respective ride - hailing APP installed VS. the total number of mobile devices in China. Installation Penetration Rate of Online Ride - hailing APPs

Source: http://www.sohu.com/a/224880230_399033 According to data published by People’s Daily, the largest newspaper group in China, Chengdu ranked No . 1 out of 25 major cities in China for online ride - hailing services, as a result of its favorable local policies, number of vehicles providing ride - hailing services and friendly public opinion on such services . Source: http://www.chengdu.gov.cn/chengdu/home/2018 - 08/16/content_a00803bd497f4df9b6a84400236592f5.shtml?y7bRbP=UqMPkAqJkA 0JkA0JkAG28Tqh19fDbLBkUCIrLtEiH2Vqqq0 Guangdong 广东 Jiangsu 江苏 Sichuan 四川 Shandong 山东 Beijing 北京 Zhejiang 浙江 Henan 河南 Hebei 河北 Fujian 福建 Shanghai 上海 Provinces Beijing 北京 Chengdu 成都 Shanghai 上海 Shenzhen 深圳 Guangzhou 广州 Chongqing 重庆 Tianjin 天津 Suzhou 苏州 Nanjing 南京 Dongguan 东莞 Cities 北京 Online Ride - hailing Market Development in China Top 10 Provinces & Cities in China by number of Online Ride - hailing APP Users in December 2017

7517.1 330.1 247 70.8 49.1 21.9 0 1000 2000 3000 4000 5000 6000 7000 8000 Didi 01Zhuanche Caocao CAR Inc. Meituan Yidao Online Ride - hailing Market Development in China Source: https://www.jiguang.cn/reports/377 Number of Active Users of Major O nline Ride - hailing P latforms in May 2019 Source: https://www.useit.com.cn/thread - 24006 - 1 - 1.html Guangdong 广东 Jiangsu 江苏 Beijing 北京 Zhejiang 浙江 Sichuan 四川 Shandong 山东 Shanghai 上海 Fujian 福建 Henan 河南 Hunan 湖南 Provinces 16.18% 9.21% 8.00% 6.88% 6.88% 5.19% 4.68% 4.40% 3.36% 3.23% Beijing 北京 Shanghai 上海 Chengdu 成都 Shenzhen 深圳 Guangzhou 广州 Dongguan 东莞 Nanjing 南京 Chongqing 重庆 Tianjin 天津 Hangzhou 杭州 8.00% 4.68 4.19% 3.00% 2.91% 2.66% 2.42% 2.33% 2.22% 1.92% Cities First - tier Cities . Second - tier Cities Others Regional Distribution of Didi Users Newly - first tier Cities Active Users (in 10 thousands)

Online Ride - hailing Market Development in China Participants Requirements Ride - hai li ng Service Platform Must have database access to taxi administration department supervisory system Must obtain online booking taxi operating license and report to the local authority where the business operates Report internet information service to the local authority where the business is registered Automobiles Used for Online Ride - hai li ng Services Must obtain online booking taxi transportation certificate (“automobile certificate”) Drivers Must obtain online booking taxi driver's license (“driver’s license”) The major regulatory requirements for online ride - hailing services* include: *Source: https://www.useit.com.cn/thread - 24006 - 1 - 1.html

Automobile Leasing Market in China 248 300 375 439 512 679 802 910 1,034 1,190 1,370 1,458 1,525 21.0% 25.0% 17.1% 16.6% 32.6% 18.1% 13.5% 13.6% 15.1% 15.1% 6.4% 4.6% 0% 5% 10% 15% 20% 25% 30% 35% - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2012 2013 2014 2015 2016 2017 2018 2019E 2020E 2021E 2022E 2023E 2024E Market Value (in RMB100 million) Growth Rate *Source: https://www.qianzhan.com/analyst/detail/220/190213 - 2fc51000.html Development and Forecast of Automobile Leasing Industry in China from 2012 to 2024

Full Service Auto Business The Company operates a strategically integrated service line which capitalizes on the expanding ride - hailing market in second and third tier cities such as Chengdu and Changsha in mainland China . Through its partnership with Didi, the largest ride - hailing platform in China, the Company provides a comprehensive range of services for ride - hailing drivers which include auto financing and transaction facilitation, auto sales and auto financing .

Cooperation with the Leading Online Ride - hailing Platform The Company has established a cooperative relationship with Didi, a leading transportation network company in China . 凭证类型 《 滴滴合同信息凭证》 甲方名称 滴滴出行科技有限公司 甲方经办人 张圆 乙方名称 湖南瑞僖融资租赁有限公司 乙方经办人 李祥龙 合同类型 收入合作类 合同名称 合作协议 合同号 DDCX-S-DG-KC-201812130044 保全时间 2018-12-17 17:19:58 证书说明 1、本证书可作为安存电子合同签约平台所签约合同的凭证。 2、本证书中的保全时间采用中国国家科学院标准服务器时间。 3、本证书可作为合同双方所签署合同有效性的证明 具有申请公证的功能具有一定的法律效力。

Auto Business Facilitation for Automobile Transactions Service for Automobile Purchase Management and Guarantee Services Operating Leasing Automobile Sales Other Services Financial Leasing Auto Financing and Transaction Facilitation Facilitation of Automobile Transactions • Facilitate sales between third - party sales teams and automobile purchasers • Facilitate sales between automobile purchasers and dealers Automobile Purchase Services Services facilitated throughout the purchase process cycle : • Provide registration of license plates and permits with the relevant government authorities • Manage insurance referral, organize GPS installation • Assist with financing applications to financial institutions for automobile purchase Management and Guarantee Services • Provide post - transaction management services for ride - hailing drivers • Provide guarantee for drivers’ obligations to the financial institutions Auto Sales • Procure and sell Didi compliant vehicles to ride - hailing drivers

√ The Company Automobile Purchasers Dealers and Others ② ④ Financial Institutions ③ ② ④ ① Transaction Process of Auto Financing and Transaction Facilitation ① to ⑤ : the key transaction points of the process/cash flow ① Payment of purchase price ② Proceeds to the Company ③ Pay monthly installment, which includes partial payments of the service fee to the Company, and partial return of principal and interests of loan/ leases to the financial institution ④ Make monthly installment of loans/ lease payments on behalf of automobile purchaser Cash flow Process flow ① Provide purchase services ② Orders automobiles on behalf of automobile purchasers ③ Sign loan/ lease agreements ④ Deliver cars to automobile purchasers ⑤ Provide management & guarantee services

Sign Contracts GPS Installation, Assistance with Insurance and Licenses Services Automobile Delivery Proceeds Disbursed from Financial Institutions to the Company Risk Monitoring and Other Post - Transaction Services Application to the Company Purchase on Behalf of the Purchaser Application to Financial Institutions for Financing Credit Assessment Risk Control and Operation Flow for Auto Financing and Transaction Facilitation

Operation System and APP Proprietary Auto Business operation system and APP

1 2 3 4 5 6 7 Ability to increase number of automobile certificates under company management Experienced risk management team Growing automobile purchaser base Attractive service offerings and pricing Stable collaborations with the leading online ride - hailing platform, multiple financial institutions and third - parties to provide comprehensive automobile transaction and related services Rigorous collection process Key Competitive Strengths of Auto Business Possess financial leasing license

Operation of Auto Business in Chengdu* Accumulated value of automobiles served: >$10 M * No. of completed automobile transactions > 1,600** No. of third - party sales teams in cooperation with: > 30** No. of Automobile Certificates obtained: >1,300** No. of financial institutions in collaboration with: >10** Chengdu One of 8 companies in Chengdu designated with DMP (driver manage partner) status by Didi. Sole online ride - hailing service provider in Sichuan publicly traded in the US * Reflects accumulative operating results from November 22, 2018, the acquisition date, to June 30, 2019 ** Reflects accumulative operating results from October 2017, the commencement date of Sichuan Jinkailong’s operation, to June 30, 2019. ** Source: https://en.prnasia.com/releases/global/senmiao - technology - teams - up - with - feiniu - transportation - to - offer - intercity - ride - sharing - services - in - chengdu - china - 246620.shtml

Operation of Auto Business in Changsha* Changsha * Reflects accumulative operating results for the three months ended June 30, 2019 . ** Source: https://www.tianyancha.com/search/or.5000.2000000?searchType=company&key=%E8%9E%8D%E8%B5%84%E 7%A7%9F%E8%B5%81&base=hun No. of financial institutions in collaboration with: >3 No. of automobiles under financial leases: >50 No. of automobile transactions served: > 30 One of 16 automobile financial leasing companies with registered capital of more than $8M in Hunan ** Accumulated automobile transactions value: >$1.5M

Key Operating Results of Online Lending Services* * Reflects a ccumulative operating results from October 2016 to June 30, 2019

Financial Overview 03

Revenue Composition


FY2018*
Service fees from Online lending
100%
FY2019*
13%
Service fees from Online lending
Auto-Other service fees
4%
Auto-Automobile management & guarantee services
2%
Auto-Automobile transactions facilitation
5%
14%
Auto-Automobile purchase services
62%
Auto-Sales of automobiles
1Q2020**
Auto-Other service fees
Auto-Automobile management & guarantee services
2%
2%
2%
3%
Service fees from Online lending
Auto-Automobile transactions facilitation
13%
Auto-Automobile purchase services
Auto-Sales of automobiles
78%

* FY: Fiscal Year ended March 31

**Q: Three months ended June 30

Financial Information Summary Revenue Net Loss US$ 73,237 494,897 2,921,063 125,026 5,094,440 - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 FY2017 FY2018 FY2019 1Q2019 1Q2020 (596,645) (9,858,972) (4,542,525) (930,364) (505,432) (12,000,000) (10,000,000) (8,000,000) (6,000,000) (4,000,000) (2,000,000) 0 * FY: Fiscal Y ear ended March 31 **Q: Three months ended June 30 FY2017 FY2018 FY2019 1Q2019 1Q2020

Financial Information Summary Total Assets Total Assets and Liabilities 77.5% 40.8% 30.5% 0.5% 51.8% 53.6% 22.0% 7.4% 15.9% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 2018-3-31 2019-3-31 2019-6-30 Cash and cash equivalents Other Current Assets Non-current Assets 14,374,082 12,314,135 17,854,623 1,495,412 3,931,393 9,074,163 10.4% 31.9% 50.8% - 2,000,000 4,000,000 6,000,000 8,000,000 10,000,000 12,000,000 14,000,000 16,000,000 18,000,000 20,000,000 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 2018-3-31 2019-3-31 2019-6-30 Total Assets Total Liabilities Asset-liability ratio US$

Investment Highlights 04

We offer more attractive automobile financing solutions and services to our customers by cooperating with the leading online ride - hailing service platform in China, multiple financial institutions and other third - parties . The expanding automobile leasing and online ride - hailing markets in China create opportunities for stronger growth. Investment Highlights We achieve excellent risk and credit control through continuous innovation and R&D to strengthen our risk management and operations, led by an experienced risk management team . Ownership of financial leasing license is a key competitive strength among the rapidly developing automobile financial leasing industry . .

Growth Strategy Goals 05 04 03 02 01 Expand Automobile Business by end 2020: Increase automobile certificates to 5000+ in Chengdu 1000+ in Changsha Build a network of service stations to expand after - sale services organically or through acquisition Plans to self - develop proprietary online ride - hailing platform organically or through acquisition and obtain related certificates Establish a fleet management company to support financial institutions which are funding the automobile loans Plans to expand financial services to customers

Investor Relations Address 16 F, Shihao Square, Middle Jiannan Blvd . High - Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000 Contact Information Rene Vanguestaine Christensen China Limited Email: rvanguestaine@ChristensenIR.com Phone: + 1 646 - 209 - 2574 (US) or +86 178 - 1749 - 0483 (China) Company Contact Yiye Zhou, IR Director Email: edom333@ihongsen.com Phone: +86 28 6155 4399 For more information, please visit: www.senmiaotech.com